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                                                                Exhibit 4.7

                             [FACE OF CERTIFICATE]


                                 COMMON STOCK
                                PAR VALUE $.20
                           INCORPORATED UNDER THE LAWS
                                   OF THE
                               ISLAND OF BERMUDA

                       THIS CERTIFICATE IS TRANSFERABLE
                             IN NEW YORK, NEW YORK
                          OR RIDGEFIELD PARK, NEW JERSEY
                                OR LONDON, ENGLAND

                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS

                                                         CUSIP

                            TYCO INTERNATIONAL LTD.

                          THIS CERTIFIES THAT [NAME]

                           IS THE OWNER OF [NUMBER]
              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Tyco International Ltd. Transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Island of Bermuda and to the Memorandum of Association and Bye-Laws of the corporation, as now or hereafter amended. The certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.
Dated

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                             [Signature]
                 TRANSFER AGENT              CHAIRMAN, PRESIDENT AND
                 AND REGISTRAR               CHIEF EXECUTIVE OFFICER

              BY                             [Signature]
                 AUTHORIZED SIGNATURE        SECRETARY


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                          [Reverse of Certificate]
                           TYCO INTERNATIONAL LTD.

   The Corporation will furnish without charge to each shareholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM--as tenants in common       UNIP GIFT MIN ACT--______Custodian______
   TEN ENT--as tenants by the entireties                 (Cust.)        (Minor)
   JT TEN--as joint tenants with right of          under Uniform Gifts to Minors
            survivorship and not as tenants        Act_______
            in common                                 (State)

    Additional abbreviations may also be used though not in the above line.

   FOR VALUE RECEIVED_________________hereby sell, assign and transfer unto

   Please Insert Social Security or Other
   Identifying Number of Asignees
    ----------------
   /                /
    ----------------

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           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                        Shares
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of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     --------------

                        -------------------------------------------------------
                        NOTICE: The Signature to the assignment must correspond with the name as written upon the face of the Certificate in every particular, without alternation or enlargement, or any change whatever.

Signature(s) Guaranteed:
                        -------------------------------------------------------
                        THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS,
                        SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15